PROSPECTUS SUPPLEMENT

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated May 31, 2019,
to
Prospectuses dated May 1, 2019,
for
PruLife® Custom Premier II Contracts, and
VUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

Effective on or about June 3, 2019, The Dreyfus Corporation will change its name to BNY Mellon Investment Adviser, Inc. On the effective date all references to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc." or "BNY Mellon," respectively. Additionally, on the effective date the Dreyfus-related sections of the Unaffiliated Funds table are hereby deleted and replaced with the following:

BNY MELLON
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	Seeks long-term capital appreciation.	BNY Mellon Investment Adviser, Inc./Newton Investment Management (North America) Limited
BNY MELLON INVESTMENT PORTFOLIOS
BNY Mellon MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
BNY Mellon Investment Adviser, Inc.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP129
CP219, VULP18